The Lincoln National Life Insurance Company:

Lincoln Life Flexible Premium Variable Life Account M
Lincoln Life Flexible Premium Variable Life Account R
Lincoln Life Flexible Premium Variable Life Account S

Supplement dated June 8, 2007
to Prospectuses dated April 30, 2007

Lincoln VULONE Elite Series	Lincoln VULCV-II Elite Series	Lincoln SVULONE Elite Series
Lincoln Momentum VULONE	Lincoln VUL Flex Elite Series	Lincoln Momentum SVULONE
Lincoln VULONE2005 Elite Series	Lincoln VULCV-III Elite Series	Lincoln SVUL-II Elite Series
Lincoln Momentum VULONE2005	Lincoln VULDB Elite Series	Lincoln SVUL-III Elite Series
Lincoln VULCV-IV Elite Series	Lincoln VULDB-II Elite Series	Lincoln CVUL III Elite Series
Lincoln VULDB-IV Elite Series	Lincoln SVUL-IV Elite Series	Lincoln LCV4 Elite Series
Lincoln LCV5 Elite Series

This Supplement outlines certain changes to your variable universal life insurance policy. It is for informational purposes only; no action is required on your part.

1.     On June 5, 2007, the Baron Capital Asset Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust (the “LVIP Baron Growth Opportunities Fund”). As a result of this transaction, the Sub-Accounts of the Separate Accounts listed above available to you under your variable universal life insurance policy which previously purchased Insurance Class shares of the Baron Capital Asset Fund will, on and after June 5, 2007, purchase Service Class shares of the LVIP Baron Growth Opportunities Fund.  Any references in the Prospectus to Baron Capital Asset Fund will thereafter refer to LVIP Baron Growth Opportunities Fund.

2.     On June 8, 2007, the LVIP Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust (the “LVIP Baron Growth Opportunities Fund). As a result of this transaction, the Sub-Accounts of the Separate Accounts listed above available to you under your variable universal life insurance policy which previously purchased Standard Class shares of the LVIP Growth Opportunities Fund will, on and after June 8, 2007, purchase Standard Class shares of the LVIP Baron Growth Opportunities Fund.  Any references in the Prospectus to LVIP Growth Opportunities Fund will thereafter refer to LVIP Baron Growth Opportunities Fund.

3.     As the Sub-Account which purchases shares of the Lincoln Variable Insurance Products Trust’s LVIP Growth Opportunities Fund was closed effective May 21, 2007 to all but those policy owners who policies had been issued on or before that date, the transaction referred to above will not make that Sub-Account available to policy owners whose policies were issued after May 21, 2007.

The LVIP Baron Growth Opportunities Fund seeks capital appreciation through long-term investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects.

Lincoln Investment Advisors Corporation (“LIA”), an affiliate of The Lincoln National Life Insurance Company, is the investment adviser for the LVIP Baron Growth Opportunities Fund. LIA has engaged BAMCO, Inc. to serve as the sub-adviser and make the day-to-day investment decisions.

Please read the prospectus for the LVIP Baron Growth Opportunities Fund which accompanies this Supplement for comprehensive information, including information about charges and expenses, investment objectives, strategies, and risks.

Please retain this supplement for future reference.